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                                                                    EXHIBIT 3.46

                                                                Date  4-4-85

                            ARTICLES OF INCORPORATION
                                       OF
                             O-I CARE CENTERS, INC.

     ARTICLE I. The name of this corporation (which is hereinafter referred to as the "Corporation") is O-I Care Centers, Inc.

     ARTICLE II. The principal office of the Corporation is located in the City of Toledo, in Lucas County.

     ARTICLE III. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be formed under the Ohio General Corporation Law.

     ARTICLE IV. The total number of shares that may be issued by the Corporation is one hundred (100) shares of Common Stock, no par value ("Common Shares").

     ARTICLE V. The Corporation shall have perpetual existence.

     ARTICLE VI. The stated capital of the Corporation shall be Five Hundred Dollars ($500).


                                           /s/ David L. Gray
                                           ---------------------------
                                           David L. Gray
                                           Incorporator


                                           /s/ Karen Brenner Wasil
                                           ---------------------------
                                           Karen Brenner Wasil
                                           Incorporator


                                           /s/ Stephanie G. Heim
                                           ---------------------------
                                           Stephanie G. Heim
                                           Incorporator

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                          ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being the incorporators of O-I Care Centers, Inc., hereby appoints CT Corporation System, a corporation having a business address in this state upon which any process, notice or demand required or permitted by statute to be served upon the corporation may be served.

     Its complete address is 815 Superior Street, Cleveland, Cuyahoga County, Ohio 44114.


                                           /s/ David L. Gray
                                           ---------------------------
                                           David L. Gray
                                           Incorporator


                                           /s/ Karen Brenner Wasil
                                           ---------------------------
                                           Karen Brenner Wasil
                                           Incorporator


                                           /s/ Stephanie G. Heim
                                           ---------------------------
                                           Stephanie G. Heim
                                           Incorporator